Section 906 Certifications
I, Jonathan S. Horwitz, the Principal Executive Officer of the Funds listed on Attachment A, certify that, to my knowledge:
1. The form N-CSR of the Funds listed on Attachment A for the period ended June 30, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended June 30, 2023 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.
Date: August 25, 2023
/s/ Jonathan S. Horwitz
______________________
Jonathan S. Horwitz
Principal Executive Officer
Section 906 Certifications
I, Janet C. Smith, the Principal Financial Officer of the Funds listed on Attachment A, certify that, to my knowledge:
1. The form N-CSR of the Funds listed on Attachment A for the period ended June 30, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended June 30, 2023 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.
Date: August 25, 2023
/s/ Janet C. Smith
______________________
Janet C. Smith
Principal Financial Officer
Attachment A
Period (s) ended June 30, 2023
Putnam International Equity Fund
Putnam International Value Fund
Putnam Small Cap Growth Fund
Putnam Sustainable Leaders Fund
Putnam VT Diversified Income Fund
Putnam VT Core Equity Fund
Putnam VT Emerging Markets Equity Fund
Putnam VT Focused International Equity Fund
Putnam VT George Putnam Balanced Fund
Putnam VT Global Asset Allocation Fund
Putnam VT Global Health Care Fund
Putnam VT Government Money Market Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Equity Fund
Putnam VT International Value Fund
Putnam VT Large Cap Growth Fund
Putnam VT Large Cap Value Fund
Putnam VT Mortgage Securities Fund
Putnam VT Research Fund
Putnam VT Small Cap Growth Fund
Putnam VT Small Cap Value Fund
Putnam VT Sustainable Future Fund
Putnam VT Sustainable Leaders Fund